Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Advanced Photonix, Inc., (the "Company") on Form 10-QSB for the period ending December 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 15, 2005                       /s/ Richard Kurtz
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Date                                    Richard Kurtz
                                        Chairman and Chief Executive Officer
                                        and Director



February 15, 2005                       /s/ Susan Schmidt
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Date                                    Susan Schmidt
                                        Chief Financial Officer & Secretary




February 15, 2005                       /s/ Paul Ludwig
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Date                                    Paul Ludwig
                                        President